                                   EXHIBIT 24

                               POWER OF ATTORNEY



     The undersigned officer and/or director of SIMULA, INC. (the "Company") does hereby constitute and appoint Bradley P. Forst and Sean K. Nolen with full power of substitution, my true and lawful attorney and agent, to do any and all acts and things in my name in the capacity indicated below, and to execute any and all instruments for me and in my name in the capacities indicated below that he may deem necessary or advisable to enable the Company to register securities and comply with the Securities Act of 1933, the Securities Exchange Act of 1934, and any rules, regulations and requirements of the Securities and Exchange Commission in connection with periodic reports on Form 3, Form 4, Form 5, and Form 144, covering such shares of preferred stock, common stock, options, warrants, or other securities of the Company that I may acquire or dispose of, including specifically, but not limited to, the power and authority to sign for me in the capacity indicated below any and all amendments thereto; and I do hereby ratify and confirm all that Bradley P. Forst or Sean K. Nolen shall do or cause to be done by virtue hereof.

     Dated this 3rd day of March, 1998.


                                             /s/ Donald W. Townsend
                                             -------------------------------
                                             DONALD W. TOWNSEND
                                             PRESIDENT AND DIRECTOR

                               POWER OF ATTORNEY



     The undersigned officer and/or director of SIMULA, INC. (the "Company") does hereby constitute and appoint Sean K. Nolen with full power of substitution, my true and lawful attorney and agent, to do any and all acts and things in my name in the capacity indicated below, and to execute any and all instruments for me and in my name in the capacities indicated below that he may deem necessary or advisable to enable the Company to register securities and comply with the Securities Act of 1933, the Securities Exchange Act of 1934, and any rules, regulations and requirements of the Securities and Exchange Commission in connection with periodic reports on Form 3, Form 4, Form 5, and Form 144, covering such shares of preferred stock, common stock, options, warrants, or other securities of the Company that I may acquire or dispose of, including specifically, but not limited to, the power and authority to sign for me in the capacity indicated below any and all amendments thereto; and I do hereby ratify and confirm all that Sean K. Nolen shall do or cause to be done by virtue hereof.

     Dated this 3rd day of March, 1998.


                                             /s/ Bradley P. Forst
                                             -------------------------------
                                             BRADLEY P. FORST
                                             VICE PRESIDENT, GENERAL COUNSEL,
                                             CORPORATE SECRETARY, AND DIRECTOR

                               POWER OF ATTORNEY



     The undersigned officer and/or director of SIMULA, INC. (the "Company") does hereby constitute and appoint Bradley P. Forst with full power of substitution, my true and lawful attorney and agent, to do any and all acts and things in my name in the capacity indicated below, and to execute any and all instruments for me and in my name in the capacities indicated below that he may deem necessary or advisable to enable the Company to register securities and comply with the Securities Act of 1933, the Securities Exchange Act of 1934, and any rules, regulations and requirements of the Securities and Exchange Commission in connection with periodic reports on Form 3, Form 4, Form 5, and Form 144, covering such shares of preferred stock, common stock, options, warrants, or other securities of the Company that I may acquire or dispose of, including specifically, but not limited to, the power and authority to sign for me in the capacity indicated below any and all amendments thereto; and I do hereby ratify and confirm all that Bradley P. Forst shall do or cause to be done by virtue hereof.

     Dated this 3rd day of March, 1998.


                                             /s/ Sean K. Nolen
                                             -------------------------------
                                             SEAN K. NOLEN
                                             VICE PRESIDENT, CHIEF FINANCIAL
                                             OFFICER, TREASURER, AND DIRECTOR

                               POWER OF ATTORNEY



     The undersigned officer and/or director of SIMULA, INC. (the "Company") does hereby constitute and appoint Bradley P. Forst and Sean K. Nolen with full power of substitution, my true and lawful attorney and agent, to do any and all acts and things in my name in the capacity indicated below, and to execute any and all instruments for me and in my name in the capacities indicated below that he may deem necessary or advisable to enable the Company to register securities and comply with the Securities Act of 1933, the Securities Exchange Act of 1934, and any rules, regulations and requirements of the Securities and Exchange Commission in connection with periodic reports on Form 3, Form 4, Form 5, and Form 144, covering such shares of preferred stock, common stock, options, warrants, or other securities of the Company that I may acquire or dispose of, including specifically, but not limited to, the power and authority to sign for me in the capacity indicated below any and all amendments thereto; and I do hereby ratify and confirm all that Bradley P. Forst or Sean K. Nolen shall do or cause to be done by virtue hereof.

     Dated this 3rd day of March, 1998.


                                             /s/ Stanley P. Desjardins
                                             -------------------------------
                                             S.P. DESJARDINS
                                             CHAIRMAN

                               POWER OF ATTORNEY



     The undersigned officer and/or director of SIMULA, INC. (the "Company") does hereby constitute and appoint Bradley P. Forst and Sean K. Nolen with full power of substitution, my true and lawful attorney and agent, to do any and all acts and things in my name in the capacity indicated below, and to execute any and all instruments for me and in my name in the capacities indicated below that he may deem necessary or advisable to enable the Company to register securities and comply with the Securities Act of 1933, the Securities Exchange Act of 1934, and any rules, regulations and requirements of the Securities and Exchange Commission in connection with periodic reports on Form 3, Form 4, Form 5, and Form 144, covering such shares of preferred stock, common stock, options, warrants, or other securities of the Company that I may acquire or dispose of, including specifically, but not limited to, the power and authority to sign for me in the capacity indicated below any and all amendments thereto; and I do hereby ratify and confirm all that Bradley P. Forst or Sean K. Nolen shall do or cause to be done by virtue hereof.

     Dated this 3rd day of March, 1998.


                                             /s/ John M. Leinonen
                                             -------------------------------
                                             JOHN M. LEINONEN
                                             DIRECTOR

                               POWER OF ATTORNEY



     The undersigned officer and/or director of SIMULA, INC. (the "Company") does hereby constitute and appoint Bradley P. Forst and Sean K. Nolen with full power of substitution, my true and lawful attorney and agent, to do any and all acts and things in my name in the capacity indicated below, and to execute any and all instruments for me and in my name in the capacities indicated below that he may deem necessary or advisable to enable the Company to register securities and comply with the Securities Act of 1933, the Securities Exchange Act of 1934, and any rules, regulations and requirements of the Securities and Exchange Commission in connection with periodic reports on Form 3, Form 4, Form 5, and Form 144, covering such shares of preferred stock, common stock, options, warrants, or other securities of the Company that I may acquire or dispose of, including specifically, but not limited to, the power and authority to sign for me in the capacity indicated below any and all amendments thereto; and I do hereby ratify and confirm all that Bradley P. Forst or Sean K. Nolen shall do or cause to be done by virtue hereof.

     Dated this 3rd day of March, 1998.


                                             /s/ Robert D. Olliver
                                             -------------------------------
                                             ROBERT D. OLLIVER
                                             DIRECTOR

                               POWER OF ATTORNEY



     The undersigned officer and/or director of SIMULA, INC. (the "Company") does hereby constitute and appoint Bradley P. Forst and Sean K. Nolen with full power of substitution, my true and lawful attorney and agent, to do any and all acts and things in my name in the capacity indicated below, and to execute any and all instruments for me and in my name in the capacities indicated below that he may deem necessary or advisable to enable the Company to register securities and comply with the Securities Act of 1933, the Securities Exchange Act of 1934, and any rules, regulations and requirements of the Securities and Exchange Commission in connection with periodic reports on Form 3, Form 4, Form 5, and Form 144, covering such shares of preferred stock, common stock, options, warrants, or other securities of the Company that I may acquire or dispose of, including specifically, but not limited to, the power and authority to sign for me in the capacity indicated below any and all amendments thereto; and I do hereby ratify and confirm all that Bradley P. Forst or Sean K. Nolen shall do or cause to be done by virtue hereof.

     Dated this 3rd day of March, 1998.


                                             /s/ Scott E. Miller
                                             -------------------------------
                                             SCOTT E. MILLER
                                             DIRECTOR

                               POWER OF ATTORNEY



     The undersigned officer and/or director of SIMULA, INC. (the "Company") does hereby constitute and appoint Bradley P. Forst and Sean K. Nolen with full power of substitution, my true and lawful attorney and agent, to do any and all acts and things in my name in the capacity indicated below, and to execute any and all instruments for me and in my name in the capacities indicated below that he may deem necessary or advisable to enable the Company to register securities and comply with the Securities Act of 1933, the Securities Exchange Act of 1934, and any rules, regulations and requirements of the Securities and Exchange Commission in connection with periodic reports on Form 3, Form 4, Form 5, and Form 144, covering such shares of preferred stock, common stock, options, warrants, or other securities of the Company that I may acquire or dispose of, including specifically, but not limited to, the power and authority to sign for me in the capacity indicated below any and all amendments thereto; and I do hereby ratify and confirm all that Bradley P. Forst or Sean K. Nolen shall do or cause to be done by virtue hereof.

     Dated this 3rd day of March, 1998.


                                             /s/ James C. Withers
                                             -------------------------------
                                             JAMES C. WITHERS
                                             DIRECTOR